Exhibit 99.1

Press Release
www.shire.com

Shire Completes Sale of Oncology Franchise

Dublin, Ireland – August 31, 2018 – Shire plc (LSE: SHP, NASDAQ: SHPG) announces today that it has completed the sale of its Oncology franchise to Servier S.A.S. for $2.4 billion. The franchise includes the global rights to ONCASPAR® and ex-US and ex-Taiwan rights to ONIVYDE®, as well as Oncology pipeline assets. David Lee, who was previously the head of Shire’s Global Genetic Diseases and Oncology franchises, will continue with Servier as CEO of its new US commercial subsidiary, Servier Pharmaceuticals.

“The closing of this transaction demonstrates the value embedded in our portfolio and our continued focus on executing against our strategic priorities,” said Dr. Flemming Ornskov, Shire CEO. “I am confident that Servier will continue to bring these important therapies to patients worldwide. I would like to thank David Lee and all those transferring to Servier for their ongoing commitment to meeting the needs of the oncology community, and we wish them continued success.”

The Oncology sale proceeds are expected to enable Shire to further reduce its leverage. Shire previously announced a leverage target of Non GAAP Net Debt to EBITDA of below 2.5x by the end of 2018. Shire will update its financial guidance, including the impact of the Oncology sale, as part of the Q3 earnings announcement later this year.

Shire first announced its plans to sell its Oncology franchise to Servier on April 16, 2018. This transaction constitutes a Class 2 transaction for the purposes of the U.K. Listing Rules and, as such, Shire shareholder approval was not required. The transaction was approved by the Board of Directors; the Board initiated the potential sale of the Oncology franchise in December 2017.

For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779
Annabel Cowper	annabel.cowper@shire.com	+41 79 630 8619

NOTES TO EDITORS

About Shire

Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, and Ophthalmics.

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.

www.shire.com

Forward-Looking Statements

Statements included herein that are not historical facts, including without limitation statements concerning future strategy, plans, objectives, expectations and intentions, projected revenues, the anticipated timing of clinical trials and approvals for, and the commercial potential of, inline or pipeline products, are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire’s results could be materially adversely affected. The risks and uncertainties include, but are not limited to, the following:

•	Shire’s products may not be a commercial success;

•	increased pricing pressures and limits on patient access as a result of governmental regulations and market developments may affect Shire’s future revenues, financial condition and results of operations;

•	Shire depends on third parties to supply certain inputs and services critical to its operations including certain inputs, services and ingredients critical to its manufacturing processes. Any disruption to the supply chain for any of Shire’s products may result in Shire being unable to continue marketing or developing a product or may result in Shire being unable to do so on a commercially viable basis for some period of time;

•	the manufacture of Shire’s products is subject to extensive oversight by various regulatory agencies. Regulatory approvals or interventions associated with changes to manufacturing sites, ingredients or manufacturing processes could lead to, among other things, significant delays, an increase in operating costs, lost product sales, an interruption of research activities or the delay of new product launches;

•	the nature of producing plasma-based therapies may prevent Shire from timely responding to market forces and effectively managing its production capacity;

•	Shire has a portfolio of products in various stages of research and development. The successful development of these products is highly uncertain and requires significant expenditures and time, and there is no guarantee that these products will receive regulatory approval;

•	the actions of certain customers could affect Shire’s ability to sell or market products profitably. Fluctuations in buying or distribution patterns by such customers can adversely affect Shire’s revenues, financial conditions or results of operations;

•	failure to comply with laws and regulations governing the sales and marketing of its products could materially impact Shire’s revenues and profitability;

•	Shire’s products and product candidates face substantial competition in the product markets in which it operates, including competition from generics;

•	Shire’s patented products are subject to significant competition from generics;

•	adverse outcomes in legal matters, tax audits and other disputes, including Shire’s ability to enforce and defend patents and other intellectual property rights required for its business, could have a material adverse effect on Shire’s revenues, financial condition or results of operations;

•	Shire may fail to obtain, maintain, enforce or defend the intellectual property rights required to conduct its business;

•	Shire faces intense competition for highly qualified personnel from other companies and organizations;

•	failure to successfully execute or attain strategic objectives from Shire’s acquisitions and growth strategy may adversely affect Shire’s financial condition and results of operations;

•	Shire’s growth strategy depends in part upon its ability to expand its product portfolio through external collaborations, which, if unsuccessful, may adversely affect the development and sale of its products;

•	a slowdown of global economic growth, or economic instability of countries in which Shire does business, could have negative consequences for Shire’s business and increase the risk of non-payment by Shire’s customers;

•	changes in foreign currency exchange rates and interest rates could have a material adverse effect on Shire’s operating results and liquidity;

•	Shire is subject to evolving and complex tax laws, which may result in additional liabilities that may adversely affect Shire’s financial condition or results of operations;

•	if a marketed product fails to work effectively or causes adverse side effects, this could result in damage to Shire’s reputation, the withdrawal of the product and legal action against Shire;

•	Shire is dependent on information technology and its systems and infrastructure face certain risks, including from service disruptions, the loss of sensitive or confidential information, cyber-attacks and other security breaches or data leakages that could have a material adverse effect on Shire’s revenues, financial condition or results of operations;

•	Shire faces risks relating to the expected exit of the United Kingdom from the European Union;

•	Shire incurred substantial additional indebtedness to finance the Baxalta acquisition, which has increased its borrowing costs and may decrease its business flexibility;

•	the potential uncertainty among our employees, customers, suppliers, and other business partners resulting from the announcement by Takeda Pharmaceutical Company Limited on May 8, 2018 of a recommended offer for Shire under the UK Takeover Code; and

a further list and description of risks, uncertainties and other matters can be found in Shire’s most recent Annual Report on Form 10-K and in Shire’s subsequent Quarterly Reports on Form 10-Q, in each case including those risks outlined in “ITEM1A: Risk Factors”, and in Shire’s subsequent reports on Form 8-K and other Securities and Exchange Commission filings, all of which are available on Shire’s website.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by applicable law, we do not undertake any obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

S41716

C-APROM/INT//3515

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